Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the filing of the Quarterly Report on Form 10-QSB for the period ended June 30, 2007 as filed with the Securities and Exchange Commission (the "Report") by Earth Search Sciences, Inc. (the "Registrant"), I, Tami J. Story, Chief Financial Officer of the Registrant, hereby certify that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2.	The information contained in the Report fairly presents, in all material respects, the financial conditions and results of operations of Registrant.

Dated: August 20, 2007	/s/ Tami J. Story
Name: Tami J. Story
Title: Chief Financial Officer